Exhibit 99.01-CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
              OFFICER

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
               TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, hereby certify that the Quarterly Report of New England Acquisitions, Inc. on Form 10-QSB for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report fairly presents, in all material respects, the financial condition of New England Acquisitions, Inc. as of September 30, 2003.

Date: November 13, 2003

 /s/ Gary Cella
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     Gary Cella
     Principal Executive Officer and
     Principal Financial Officer of the Registrant